MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                         INTERNATIONAL EQUITY FOCUS FUND

                    Supplement dated December 8, 2000 to the
                         Prospectus dated April 4, 2000

         THE SECTION IN THE PROSPECTUS CAPTIONED "ABOUT THE PORTFOLIO MANAGER" APPEARING ON PAGE 7 IS AMENDED AS FOLLOWS:

          The biography of Clive D. Lang is hereby removed, and is replaced by the following biography of Jeremy Beckwith, who is primarily responsible for the day-to-day management of the International Equity Focus Fund's portfolio:

          Jeremy Beckwith has been the Fund's Senior Portfolio Manager since December 2000 and a Director of Stock Selection (International Equity and International Equity Focus Funds) of Merrill Lynch Asset Management U.K. Ltd. since 1998. Mr. Beckwith was a Managing Director of the Portfolio Management Group of Merrill Lynch Global Asset Management Ltd. from 1990 to 1998.



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                    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                    Supplement dated December 8, 2000 to the
             Statement of Additional Information dated April 4, 2000

         THE SECTION IN THE STATEMENT OF ADDITIONAL INFORMATION CAPTIONED "MANAGEMENT OF THE COMPANY" BEGINNING ON PAGE 22 IS AMENDED AS FOLLOWS:

          The biography of Clive D. Lang appearing on page 24 is hereby removed, and is replaced by the following biography of Jeremy Beckwith, who is primarily responsible for the day-to-day management of the International Equity Focus Fund's portfolio:

          Jeremy Beckwith (39) - SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER (1)(2) - Director of Stock Selection (International Equity and International Equity Focus Funds) of Merrill Lynch Asset Management U.K. Ltd. since 1998; Managing Director of the Portfolio Management Group of Merrill Lynch Global Asset Management Ltd. from 1990 to 1998.